SECURED LINE OF CREDIT AGREEMENT

THIS SECURED LINE OF CREDIT AGREEMENT, dated as of February 25, 2009 (this "Agreement"), between Ecosphere Technologies, Inc., a Delaware corporation (the "Company" or the "Debtor"), and the holder of the Company's 18% Secured Note in an amount up to $150,000 (the "Note"), its endorsees, transferees and assigns (the "Holder").

WHEREAS, the Holder has agreed to lend money to the Company to be evidenced by the Note;

WHEREAS, in order to induce the Holder to make the loan evidenced by the Note, the Debtor has agreed to execute and deliver to the Holder, this Agreement and to grant the Holder, a security interest in certain property of the Debtor to secure the prompt payment, performance and discharge in full of all of the Company's obligations under the Note;

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. **Certain Definitions**. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

(a) "Collateral" means the collateral in which the Holder, is granted a security interest by this Agreement which shall consist of the Ecos Frac Tank as more fully described in Schedule A (the "Security Interest"). The Holder is not receiving a security interest in any intellectual property of the Company.

(b) "Obligations" means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter existing, of the Debtor to the Holder under this Agreement, the Note, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Holder as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term "Obligations" shall include, without limitation: (i) principal of, and interest on the Note and the loan extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Note, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or

therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(c) "Organizational Documents" means with respect to the Debtor, the documents by which it was organized under its certificate of incorporation and its bylaws.

(d) "UCC" means the Uniform Commercial Code of the State of Florida and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term "Collateral" will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2. **Loans**. On the terms and conditions contained in this Agreement, the Holder shall lend to the Company and the Company shall borrow from the Holder up to $150,000 from time-to-time. The amounts borrowed shall be evidenced by the Note to be issued to the Holder, a copy of which is annexed as Exhibit A.

3. **Representations and Warranties of the Company.** The Company represents and warrants to the Holder as of the date of this Agreement as follows:

(a) The Company has taken all corporate action necessary for the authorization, execution, delivery and performance of all Obligations of the Company under this Agreement and any related documentation and for the authorization, issuance and delivery of the Note being sold under this Agreement. This Agreement and the Note each shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms.

(b) The Note being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, will have been duly and validly issued, and will be fully paid and nonassessable, will have been issued in compliance with all applicable state and federal securities laws, and will be free of any restrictions against transfer other than those set forth in this Agreement and applicable securities laws.

(c) All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or other person on the part of the Company required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, shall have been obtained on or prior to the closing, except that any notices of sale that may be required to be filed with the Securities and Exchange Commission pursuant to Regulation D promulgated under the Securities Act of 1933 (the "Securities Act") or any state

securities law authority pursuant to applicable blue sky laws may be filed within the applicable periods therefor.

(d) The Debtor has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule B attached hereto. Except as disclosed on Schedule B, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(e) The Debtor is the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Holder pursuant to this Agreement) covering or affecting any of the Collateral.

(f) No written claim has been received that any Collateral or Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(g) The Debtor shall maintain the Collateral at the locations set forth on Schedule B attached hereto and may not relocate such tangible Collateral unless it uses its best efforts to deliver to the Holder promptly following such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Holder a valid, perfected and continuing perfected first priority lien in the Collateral.

(h) This Agreement creates in favor of the Holder a valid Security Interest in the Collateral, which Security Interest is held by the Holder, securing the payment and performance of the Obligations. Upon making the filings described in the immediately following subsection, all Security Interest created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected. Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interest created hereunder in the Collateral or (iii) the enforcement of the rights of the Holder.

(i) The Debtor hereby authorizes the Holder to file one or more financing statements under the UCC, with respect to the Security Interest, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

(j) The execution, delivery and performance of this Agreement by the Debtor does not (i) violate any of the provisions of any Organizational Documents of the Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtor's debt or otherwise) or other understanding to which the Debtor is a party or by which any property or asset of the Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor) necessary for the Debtor to enter into and perform its obligations hereunder have been obtained.

(k) The Debtor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority lien and security interest in the Collateral in favor of the Holder, until this Agreement and the Security Interest hereunder shall be terminated upon payment in full of the Note. The Debtor hereby agrees to defend the same against the claims of any and all persons and entities. The Debtor shall safeguard and protect all Collateral for the account of the Holder. At the request of the Holder, the Debtor will sign and deliver to the Holder at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Holder and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Holder to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Debtor shall obtain and furnish to the Holder from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(l) Except as provided in this Agreement, the Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of the Holder. Provided, however, the Debtor may sell any portion of the Collateral with at least 10 days' prior notice to the Holder, with the proceeds (up to the amount of the principal balance of the Note then outstanding together with accrued interest) shall be placed in escrow with the attorneys for the Debtor and utilized to prepay the Note in accordance with its terms. Notwithstanding the preceding, the Debtor may use the proceeds of its accounts receivable in the ordinary course of business; provided, however, that upon the earlier of (i) an Event of Default or (ii) the maturity date of the Note, the Debtor will hold all proceeds of the Collateral in trust for the benefit of the Holder in accordance with Section 9 herein.

(m) The Debtor shall keep and preserve the equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n) The Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. The Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Holder, that (a) the Holder will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Holder and such cancellation or change shall not be effective as to the Holder for at least 30 days after receipt by the Holder of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Holder will have the right (but no obligation) at its election to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default.

(o) The Debtor shall promptly execute and deliver to the Holder such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Holder may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Holder's Security Interest in the Collateral.

(p) The Debtor shall permit the Holder and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Holder from time to time.

(q) The Debtor will from time to time, at the expense of the Debtor, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Holder may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Holder to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

4. **<u>Representations and Warranties of the Holder</u>**.

(a) The Holder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the purchase of the Note set forth on the signature page. This Agreement, when executed and delivered by the

Holder, will constitute a valid and legally binding obligation of the Holder, enforceable against him, her or it in accordance with its terms.

(b) The Holder is acquiring the Note to be purchased by the Holder for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, the Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Holder understands that the Note must be held indefinitely.

(c) The Holder acknowledges that the purchase of the Note entails a **high degree of risk**, including the risk factors contained in filings by the Company with the Securities and Exchange Commission including its annual report on Form 10-KSB for the year ended December 31, 2007 and in other publicly available information. These risks include, without limitation, the inability of the Company to achieve its business plan objectives, including the successful commercialization of its Ozonix™ process and the risk of a failure to pay in full the principal and interest of the Note in accordance with its terms.

(d) The Holder represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this Agreement and the reasons for this offering, the business prospects of the Company, the risks attendant to the Company's business, and the risks relating to an investment in the Company, including the terms and conditions of the Note further acknowledges that it has had an opportunity to obtain additional information (to the extent the Company possesses such information and could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Holder or to which the Holder had access. The Company will put such information in writing if requested by the Holder. The Holder acknowledges the receipt (without exhibits) of the Company's annual report on Form 10-KSB with respect to the year ended December 31, 2007, the quarterly reports on Form 10-Q and the current reports on Form 8-K (as well as any other reports) filed prior to the time the Holder submits his subscription. These reports will be made available to the Holder upon written request. The Holder is relying solely upon these reports, other public information distributed by the Company and other written information prepared by the Company.

(e) The Holder represents that it is an "accredited holder" within the meaning of the applicable rules and regulations promulgated under the Securities Act or is otherwise experienced in evaluating and investing in private placement transactions of securities in similar circumstances and acknowledges that it:

- can bear the economic risk of the Holder's investment;
- has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the investment in the securities comprising the Note.

Further, the Holder:

- has adequate means of providing for its current financial needs and contingencies,

- is able to bear the substantial economic risks of an investment in the securities comprising the Note for an indefinite period of time,

- has no need for liquidity in such investment,

- has made commitments to investments that are not readily marketable which are reasonable in relation to the Holder's net worth, and

- can afford a complete loss of such investment.

(f) The Holder acknowledges that it is purchasing the securities for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned's net worth and can afford a complete loss of such investment.

(g) The Holder has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the securities comprising the Note to evaluate the merits and risks of an investment in the securities comprising the Note and to make an informed investment decision with respect thereto.

(h) The Holder is not relying on the Company with respect to the tax and other economic considerations of an investment in the securities comprising the Note, and the Holder has relied on the advice of, or has consulted with, only the Holder's own advisors.

(i) The Holder is not subscribing for the securities comprising the Note as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(j) The information contained in this Agreement including Schedule C, is true and correct including any information which the Holder has furnished and will furnish to the Company with respect to the Holder's financial position, business experience and residence, is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to the Company's acceptance of this Agreement and the depositing of the payments described above, the Holder will furnish such revised or corrected information to the Company. The representations, warranties and agreements of the Holder contained herein shall survive the execution and delivery of this Agreement and the purchase of the Note.

(k) The Holder acknowledges that he has received notice of his possible right under applicable Florida law to rescind the purchase of the securities comprising the Note within three business days following the payment of the purchase price as set forth in Section 21 hereof.

5. **The Holder's Representations and Warranties Concerning Suitability of Accredited Investor, Etc.** Attached as Schedule C is a Suitability Questionnaire which shall be submitted by the Holder to the Company in addition to the signature page of this Agreement.

6. **Indemnification by the Holder**. The Holder agrees to indemnify and hold the Company and its agents, representatives and employees harmless from and against all liability, damage, loss, cost and expense (including reasonable attorneys' fees) which they may incur by reason of the failure of the Holder to fulfill any of the material terms or conditions of this Agreement, or by reason of any material inaccuracy or omission in the information furnished by the Holder herein or any material breach of the representations and warranties made by the Holder on Schedule C.

7. **Grant of Security Interest in Collateral**. As an inducement for the Holder to extend the loan as evidenced by the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations and the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Holder a security interest in and to, a lien upon and a right of set-off against all of the Debtor's right, title and interest of whatsoever kind and nature in and to, the Collateral.

8. **Defaults**. The following events shall be "Events of Default":

(a) The failure to pay principal or any interest under the Note when due;

(b) Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made; or the representation and warranty of the Debtor set forth in Section 3(r) of this Agreement shall prove to be incorrect in any material respect at any time during the term of this Agreement;

(c) The failure by the Debtor or to observe or perform any of its obligations hereunder for 10 business days after delivery to the Debtor of notice of such failure by the Holder; or

(d) Any Event of Default under the Note.

9. **Duty To Hold In Trust**. Upon the occurrence of any Event of Default and at any time thereafter, the Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interest, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Holder and shall forthwith endorse and transfer any such sums or instruments, or both, to the Holder which shall hold and distribute the same to the Holder for application to the satisfaction of the Obligations.

10. **Rights and Remedies Upon Default**.

(a) Upon the occurrence and during the continuation of any Event of Default, the Holder shall have the right to exercise all of the remedies conferred hereunder and under the Note for the ratable benefit of the Holder. In such event, the Holder shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Holder shall have the following rights and powers:

(i) The Holder shall have the right (but not the obligation) to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor shall assemble the Collateral and make it available to the Holder at places which the Holder shall reasonably select, whether at the Debtor's premises or elsewhere, and make available to the Holder, without rent, all of the Debtor's premises and facilities for the purpose of the Holder taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii) The Holder shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof.

(iii) The Holder shall have the right (but not the obligation) to operate the business of the Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Holder may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor or right of redemption of the Debtor, which is hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Holder may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which is hereby waived and released.

(b) The Holder shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Holder may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Holder sells any of the Collateral on credit, the Debtor will only be credited with payments actually made by the purchaser. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Holder's rights and remedies hereunder, including, without limitation, their rights following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c) The Debtor shall be obligated to assist the Holder in the liquidation of the Collateral upon an Event of Default.

11. **Costs and Expenses**. The Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Holder. The Debtor will also, upon demand, pay to the Holder the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Holder, may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Holder under the Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

12. **Term of Agreement**. This Agreement and the Security Interest shall terminate on the date on which all payments under the Note have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

13. **Severability.**

If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

14. **Counterparts.**

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

15. **Benefit.**

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

16. **Notices and Addresses.**

All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person,

by Federal Express or similar receipted next business day delivery, or by facsimile delivery followed by overnight next business day delivery as follows:

The Company:	Ecosphere Technologies, Inc. 501 Madison Avenue Suite 201 New York, N.Y. 10022 Attention: Mr. Patrick Haskell Facsimile: (917) 388-2941
The Holder:	G3Pra LLC 7111 Cutter Court Parkland \, FL 33067 Attention: Adrian G. Goldfarb Facsimile: 954 341 1627

or to such other address as any of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the date of delivery.

17. **Attorneys' Fees.**

In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys' fees, costs and expenses.

18. **Oral Evidence.**

This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

19. **Governing Law.**

This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

20. **Florida Blue Sky Legend.**

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. ALL SALES IN THIS OFFERING ARE SALES IN FLORIDA. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF PATRICK HASKELL AT THE ADDRESS SET FORTH IN SECTION 17 OF THIS AGREEMENT.

21. **Section or Paragraph Headings.**

Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

22. **Notice of Default.**

Within two business days following the receipt of a notice of default under any other material indebtedness of the Company resulting from other than the failure to timely pay interest or principal of such indebtedness which may result in the acceleration of the maturity of such indebtedness, the Debtor shall provide notice to the Holder of the occurrence. Following receipt of notice from the Company, the Holder shall diligently and in good faith make a reasonable determination as to whether the prospects for collection pursuant to the Note will be materially impaired as a result of such default. If, within five business days following the date that the Company receives notice of such default, the Holder decides that the prospects for collection pursuant to the Note will not be materially impaired as a result of such default, the Holder shall promptly notify the Company of the same. Upon receipt of a notice of default pursuant to this Section, the Holder agrees not to effect any transaction in the stock or any derivative security of the Debtor, except as permitted by applicable laws and regulations, until a Form 8-K is filed by the Debtor or other public disclosure is made by the Debtor disclosing such occurrence.

[Signature Pages Attached]

IN WITNESS WHEREOF, the parties hereto have caused this Secured Line of Credit Agreement to be duly executed on the day and year first above written.

WITNESSES:

Jacqueline McGuire

Jacqueline McGuire

____

ECOSPHERE TECHNOLOGIES, INC.

By: ________________________

Patrick Haskell
Chairman and Co-Chief Executive Officer

____

Adrian Goldfarb, Managing Member

Ronnie Sue Goldfarb

Ronnie Sue Goldfarb, Managing Member

State of Fla.
County of Martin
Subscribed and sworn to (or affirmed) before me this 25 day of February 2009
By ____________
Personally known ✓ OR produced Identification ___
Type Identification produced ____________

David A. Donn
Notary Public

DAVID A. DONN
MY COMMISSION EXPIRES December 18, 2009
#DD 484362
Bonded thru Notary Public Underwriters
NOTARY PUBLIC, STATE OF FLORIDA

EXHIBIT A

Form of Secured Convertible Note

The Secured Convertible Note is contained in Exhibit 10.2 filed with the Form 10-Q for the period ending September 30, 2009.